Exhibit 10.2

CONSENT AND AMENDMENT NO. 1

Dated as of April 11, 2013

to

CREDIT AGREEMENT

Dated as of February 20, 2013

THIS CONSENT AND AMENDMENT NO. 1 (this “Consent and Amendment”) is made as of April 11, 2013 and shall, upon satisfaction of the conditions precedent set forth in Section 2 below be effective as of the date hereof (the “Amendment No. 1 Effective Date”) by and among American Capital Acquisition Corporation, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of February 20, 2013 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent consent to certain transactions and agree to make certain modifications to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Consent and Amendment.

1. Consent. The Borrower has informed the Administrative Agent and the Lenders that ACAC Holdings Luxembourg S.a.r.l., a Luxembourg company, intends to purchase (the “Acquisition”) all of the outstanding Equity Interests of Euro Accident Health & Care Insurance Aktiebolag, a Swedish limited liability company (the “Target”), for aggregate initial consideration in an amount not to exceed $25,000,000 (and a potential earn-out based on future EBITDA of the Target as set forth in the purchase agreement and such other agreements entered into in respect of the Acquisition (the “Acquisition Documents”)), of which not more than $20,000,000 shall be proceeds of Loans made under the Credit Agreement and that the Borrower will provide a performance guarantee with respect to the performance by ACAC Holdings Luxembourg S.a.r.l. under the Acquisition Documents (all of the foregoing, the “Transaction”). The Borrower has requested the Administrative Agent and the Required Lenders to consent (the “Consent”) to and agree that (i) ACAC Holdings Luxembourg S.a.r.l. may consummate the Transaction and ii) for purposes of determining compliance with Section 6.04 of the Credit Agreement, the Transaction shall be deemed to constitute a Permitted Acquisition made pursuant to Section 6.04(i)(x) of the Credit Agreement. Effective as of the Amendment No. 1 Effective Date, and notwithstanding anything contained in the Credit Agreement, including Sections 5.08 and 6.04 of the Credit Agreement, to the contrary, the Administrative Agent and the Lenders party hereto hereby grant the Consent.

2. Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The definition of “Consolidated Net Income” appearing in Section 1.01 of the Credit Agreement is amended to add the phrase “or, solely for purposes of any determination made in respect of Section 6.14(e), SAP” at the end thereof.

(b) The definition of “Strategic Investment” appearing in Section 1.01 of the Credit Agreement is amended to delete the phrase “less than 50%” appearing therein and to replace such phrase with “50% or less”.

3. Conditions of Effectiveness. The effectiveness of this Consent and Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Consent and Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Consent and Amendment.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Consent and Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Consent and Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except with respect to the subject matter hereof and as set forth herein, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith, and all of the terms and provisions thereof, are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof and as set forth herein, the execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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6. Governing Law. This Consent and Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent and Amendment for any other purpose.

8. Counterparts. This Consent and Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the day and year first above written.

AMERICAN CAPITAL ACQUISITION CORPORATION, as the Borrower

By:	/s/ Peter Rendall
Name:	Peter Rendall
Title:	Treasurer

Signature Page to Consent and Amendment No. 1 to

Credit Agreement dated as of February 20, 2013

American Capital Acquisition Corporation

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ Thomas A. Kiepura
Name:	Thomas A. Kiepura
Title:	Senior Credit Executive

Signature Page to Consent and Amendment No. 1 to

Credit Agreement dated as of February 20, 2013

American Capital Acquisition Corporation

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James Cribbet
Name:	James Cribbet
Title:	Senior Vice President

Signature Page to Consent and Amendment No. 1 to

Credit Agreement dated as of February 20, 2013

American Capital Acquisition Corporation

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ David Reading
Name:	David Reading
Title:	First Vice President

Signature Page to Consent and Amendment No. 1 to

Credit Agreement dated as of February 20, 2013

American Capital Acquisition Corporation

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Liliana Huerta
Name:	Liliana Huerta
Title:	Vice President

Signature Page to Consent and Amendment No. 1 to

Credit Agreement dated as of February 20, 2013

American Capital Acquisition Corporation